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                                                                    Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2003
(In thousands)

                                                                                                 Net
                                                Historical      (a)       (b)        (c)      Adjustment   Pro forma
                                                ----------    ------    -------    ------     ----------   ---------
ASSETS

Current Assets:
   Cash and cash equivalents                    $  8,801     $ 14,081   $(13,081)  $(1,079)     $   (79)    $  8,722
   Short-term investments                         38,354            -          -         -            -       38,354
   Accounts receivable, net                        1,817            -          -         -            -        1,817
   Inventories                                     4,753       (1,700)         -         -       (1,700)       3,053
   Other current assets                            1,619            -          -         -            -        1,619
                                                  ------       ------    -------    ------       ------       ------
     Total current assets                         55,344       12,381    (13,081)   (1,079)      (1,779)      53,565

   Property and equipment, net                     3,015         (100)         -         -         (100)       2,915
   Long-term investments and other                 8,319            -      9,370         -        9,370       17,689
   Other long-term assets                            344            -          -         -            -          344
                                                  ------       ------    -------    ------       ------       ------
     Total assets                               $ 67,022     $ 12,281   $ (3,711)  $(1,079)     $ 7,491     $ 74,513
                                                  ======       ======    =======    ======       ======       ======
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable                             $  6,366     $      -   $      -   $     -      $     -      $ 6,366
   Other current liabilities                       9,944            -          -         -            -        9,944
   Income tax payable                              1,385            -          -         -            -        1,385
                                                  ------       ------    -------    ------       ------       ------
     Total current liabilities                    17,695            -          -         -            -       17,695
                                                  ------       ------    -------    ------       ------       ------
     Total liabilities                            17,695            -          -         -            -       17,695
                                                  ------       ------    -------    ------       ------       ------
Stockholders' equity
   Common stock and additional paid-in
    capital                                       56,591            -          -         -            -       56,591
   Treasury stock                                (17,952)           -          -         -            -      (17,952)
   Other comprehensive loss                       (8,482)           -          -         -            -       (8,482)
   Retained earnings                              19,170       12,281     (3,711)   (1,079)       7,491       26,661
                                                  ------       ------    -------    ------       ------       ------
     Total stockholders' equity                   49,327       12,281     (3,711)   (1,079)       7,491       56,818
                                                  ------       ------    -------    ------       ------       ------
     Total liabilities and stockholders'
      equity                                    $ 67,022      $12,281   $ (3,711)  $(1,079)     $ 7,491      $74,513
                                                  ======       ======    =======    ======       ======       ======

(a)   To record the sales of assets of the Graphics Division

(b)   To record the investment in XGI Technology, Inc. at NT$450 million.

(c) To record the estimated cost of the transaction related primarily to professional fees of approximately $1.1 million.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED MARCH 31, 2003
(In thousands, except per share amounts)

                                                                                                               Net
                                                                   Historical      (d)           (e)        Adjustment   Pro forma
                                                                   ----------   ---------      --------     ----------   ---------
Net sales                                                          $  38,132    $ (17,643)     $      -     $ (17,643)   $  20,489

Cost of sales                                                         25,990      (15,277)            -       (15,277)      10,713

                                                                   ---------    ---------      --------     ---------    ---------
Gross profit                                                          12,142       (2,366)            -        (2,366)       9,776

Operating expenses:

   Research and development                                           17,034            -        (9,963)       (9,963)       7,071

   Sales, general and administrative                                   9,100            -        (4,820)       (4,820)       4,280

                                                                   ---------    ---------      --------     ---------    ---------
Loss from operations                                                 (13,992)      (2,366)       14,783        12,417       (1,575)

Loss on investments, net                                              (4,787)           -             -             -       (4,787)

Interest and other expense, net                                         (350)           -             -             -         (350)

                                                                   ---------    ---------      --------     ---------    ---------
Loss before income taxes                                             (19,129)      (2,366)       14,783        12,417       (6,712)

Provision for income taxes                                             1,046            -             -             -        1,046

                                                                   ---------    ---------      --------     ---------    ---------
Net loss                                                           $ (20,175)   $  (2,366)     $ 14,783      $ 12,417    $  (7,758)
                                                                   =========    =========      ========     =========    =========

Basic and diluted net loss per share                               $   (1.48)                                            $   (0.57)
                                                                   =========                                             =========

Shares used to compute basic and diluted net loss per share           13,651                                                13,651
                                                                   =========                                             =========

(d)   To eliminate net sales and cost of sales of the Graphics Division.

(e) To eliminate research and development, sales, general and administrative expenses of the Graphics Division.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2002
(In thousands, except per share amounts)

                                                                                                          Net
                                                              Historical      (d)           (e)        Adjustment   Pro forma
                                                              ----------   ---------      --------     ----------   ---------
Net sales                                                     $  105,766   $ (98,788)     $      -     $ (98,788)   $   6,978

Cost of sales                                                     82,970     (79,213)            -       (79,213)       3,757

                                                              ----------   ---------      --------     ---------    ---------
Gross profit                                                      22,796     (19,575)            -       (19,575)       3,221

Operating expenses:

    Research and development                                      22,218           -       (14,222)      (14,222)       7,996

    Sales, general and administrative                             13,584           -       (10,231)      (10,231)       3,353

                                                              ----------   ---------      --------     ---------    ---------
Loss from operations                                             (13,006)    (19,575)       24,453         4,878       (8,128)

Loss on investments, net                                         (42,715)          -             -             -      (42,715)

Interest and other income, net                                       486           -             -             -          486

                                                              ----------   ---------      --------     ---------    ---------
Loss before income taxes                                         (55,235)    (19,575)       24,453         4,878      (50,357)

Benefit for income taxes                                         (19,584)          -             -             -      (19,584)

                                                              ----------   ---------      --------     ---------    ---------
Net loss                                                      $  (35,651)  $ (19,575)     $ 24,453     $   4,878    $ (30,773)
                                                              ==========   =========      ========     =========    =========

Basic and diluted net loss per share                          $    (2.66)                                           $   (2.29)
                                                              ==========                                            =========

Shares used to compute basic and diluted net loss per share       13,419                                               13,419
                                                              ==========                                            =========

(d)   To eliminate net sales and cost of sales of the Graphics Division.

(e) To eliminate research and development, sales, general and administrative expenses of the Graphics Division.